

CREDIT SUISSE FIRST BOSTON                                                                   Exhibit 20        Page 1
                                          Key Bank USA, N.A. Automotive Specialty Finance

                                     MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                                  April 1, 1999 through April 30, 1999

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Original Total Portfolio                                                                     $110,004,479.62
(B) Class A Noteholders' Percentage                                                                        67.00%
(C) Original Class A Note Balance                                                                $ 73,703,000.00
(D) Class A Note Rate                                                                                       6.20%
(E) Class B Noteholders' Percentage                                                                        17.00%
(F) Original Class B Note Balance                                                                $ 18,700,000.00
(G) Class B Note Rate                                                                                       6.40%
(H) Class C Noteholders' Percentage                                                                        10.00%
(I) Original Class C Note Balance                                                                $ 11,000,000.00
(J) Class C Note Rate                                                                                       7.00%
(K) Class D Certificateholders' Percentage                                                                  6.00%
(L) Original Class D Certificate Balance                                                         $  6,601,479.62
(M) Class D Certificate Rate                                                                                0.00%
(N) Servicing Fee Rate                                                                                      3.50%
(O) Original Weighted Average Coupon (WAC)                                                                 20.03%
(P) Original Weighted Average Remaining Term (WAM)                                                         54.45 months
(Q) Number of Contracts                                                                                    9,006
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                         5,500,223.98
    (ii)  Minimum Specified Reserve Balance                                                         2,200,089.59
    (iii) Initial Deposit                                                                           1,650,067.19

(S) Noteholders' Percentage                                                                                94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                   Total Trust
------------------------------------------------                                                   -----------

(A) Total Portfolio Outstanding                                                                  $ 49,554,688.19
(B) Total Portfolio Pool Factor                                                                        0.4504788
(C) Class A Note Balance                                                                         $ 32,853,760.00
(D) Class A Principal Factor                                                                           0.4457588
(E) Class A Interest Carryover Shortfall                                                                    0.00
(F) Class A Principal Carryover Shortfall                                                                   0.00
(G) Class B Note Balance                                                                         $  8,335,689.34
(H) Class B Principal Factor                                                                           0.4457588
(I) Class B Interest Carryover Shortfall                                                                    0.00
(J) Class B Principal Carryover Shortfall                                                                   0.00
(K) Class C Note Balance                                                                         $  4,903,346.67
(L) Class C Principal Factor                                                                           0.4457588
(M) Class C Interest Carryover Shortfall                                                                    0.00
(N) Class C Principal Carryover Shortfall                                                                   0.00
(O) Class D Certificate Balance                                                                  $  3,461,892.19
(P) Reserve Account Balance                                                                         5,500,223.98
(Q) Payahead Account Balance                                                                          159,490.73
(R) Aggregate Subordinated Servicing Fees to Date                                                   2,377,762.01
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                     0.00
(T) Cumulative Net Losses for All Prior Periods                                                    13,585,358.99
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                   19.85%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                           36.27 months
(W) Number of Contracts                                                                                    5,430

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                            $  1,692,003.84
    (ii)  Interest Payments Received                                                                  782,941.52
    (iii) Repurchased Loan Principal                                                                        0.00
    (iv)  Repurchased Loan Interest                                                                         0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                              2,051.74
(C) Amount Applied From Payahead Account                                                                    0.00
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                   19.83%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                       35.35 months
(F) Remaining Number of Contracts                                                                          5,269
(G) Delinquent Contracts
                                                                              Contracts                 Amount
                                                                              ---------                 ------

    (i)   30-59 Days Delinquent                                                  98      1.86%   $    972,318.17     2.06%
    (ii)  60-89 Days Delinquent                                                   0      0.00%              0.00     0.00%
    (iii) 90 Days or More Delinquent                                              0      0.00%              0.00     0.00%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Aggregate Net Losses for Collection Period                                                   $    283,230.76
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                      $    770,773.47
    (ii)  Net Liquidation Proceeds Received During the Collection Period                              303,347.27
    (iii) Recoveries on Previously Liquidated Contracts                                               184,195.44
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                           50


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated September 1, 1997, and is correct, to the best of my knowledge.

                                           Vice-President                                           05/10/99
/s/ Thomas R. Blend
----------------------------------------------------------                                          ----------
Signature                                      Title                                                Date

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


CREDIT SUISSE FIRST BOSTON                                                                 Exhibit 20              Page 2
                                  Key Bank USA, N.A. Automotive Specialty Finance

                             MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                        April 1, 1999 through April 30, 1999
I. COLLECTIONS
--------------

(A) Principal Payments Received (C(A)i)                                                                  $ 1,692,003.84
(B) Interest Payments Received (C(A)ii)                                                                      782,941.52
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                                 487,542.71
(D) Principal on Repurchased Contracts (C(A)iii)                                                                   0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                     0.00
                                                                                                         --------------

(F) Total Collections (A+B+C+D+E)                                                                        $ 2,962,488.07

                                                                                                         --------------

(G) Total Available Amount (F)                                                                           $ 2,962,488.07

II. DISTRIBUTIONS
-----------------

(A) Principal Payments Received (C(A)i)                                                                  $ 1,692,003.84
(B) Principal on Repurchased Contracts (C(A)iii)                                                                   0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                                770,773.47
                                                                                                         --------------
(D) Principal Distribution Amount (A+B+C)                                                                $ 2,462,777.31


(E) Current Servicing Fee Due                                                                            $   144,534.51
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                          0.00
                                                                                                         --------------
(G) Total Servicing Fees Payable                                                                             144,534.51
(H) Servicing Fees Paid from Collection Account                                                              144,534.51
(I) Reserve Account Draw for Servicing Fees Payable                                                                0.00
(J) Servicing Fee Shortfall                                                                                        0.00
(K) Current Subordinated Servicing Fee                                                                             0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                       2,377,762.01

(M) Class A Distributable Amount
    (i) Class A Monthly Interest Distributable Amount                                                    $   169,744.43
    (ii) Class A Interest Distributable Amount                                                               169,744.43
    (iii) Class A Monthly Principal Distributable Amount                                                   1,650,080.09
    (iv) Class A Principal Distributable Amount                                                            1,650,080.09
                                                                                                         --------------

    (v) Total Distributable Amount (i+ii)                                                                $ 1,819,824.52
    (vi) Class A Interest Paid from Collection Account                                                       169,744.43
    (vii) Reserve Account Draw for Class A Interest Payable                                              $         0.00
    (viii) Class A Interest Carryover Shortfall                                                          $         0.00
    (ix) Class A Principal Paid from Collection Account                                                    1,650,080.09
    (x) Reserve Account Draw for Class A Principal Payable                                                         0.00
    (xi) Class A Principal Carryover Shortfall                                                                     0.00

(N) Class B Distributable Amount
    (i) Class B Monthly Interest Distributable Amount                                                    $    44,457.01
    (ii) Class B Interest Distributable Amount                                                                44,457.01
    (iii) Class B Monthly Principal Distributable Amount                                                     418,660.00
    (iv) Class B Principal Distributable Amount                                                              418,660.00
                                                                                                         --------------

    (v) Total Distributable Amount (i+ii)                                                                $   463,117.01
    (vi) Class B Interest Paid from Collection Account                                                        44,457.01
    (vii) Reserve Account Draw for Class B Interest Payable                                              $         0.00
    (viii) Class B Interest Carryover Shortfall                                                          $         0.00
    (ix) Class B Principal Paid from Collection Account                                                      418,660.00
    (x) Reserve Account Draw for Class B Principal Payable                                                         0.00
    (xi) Class B Principal Carryover Shortfall                                                                     0.00

(O) Class C Distributable Amount
    (i) Class C Monthly Interest Distributable Amount                                                    $    28,602.86
    (ii) Class C Interest Distributable Amount                                                                28,602.86
    (iii) Class C Monthly Principal Distributable Amount                                                     246,270.59
    (iv) Class C Principal Distributable Amount                                                              246,270.59
                                                                                                         --------------

    (v) Total Distributable Amount (i+ii)                                                                $   274,873.45
    (vi) Class C Interest Paid from Collection Account                                                        28,602.86
    (vii) Reserve Account Draw for Class C Interest Payable                                              $         0.00
    (viii) Class C Interest Carryover Shortfall                                                          $         0.00
    (ix) Class C Principal Paid from Collection Account                                                      246,270.59
    (x) Reserve Account Draw for Class C Principal Payable                                                         0.00
    (xi) Class C Principal Carryover Shortfall                                                                     0.00

(P) Payment of Subordinated Servicing Fees
    (i) Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))                     $ 2,377,762.01
    (ii) Subordinated Servicing Fees Paid from Collection Account and/or Released from Reserve Account       457,233.65
    (iii) Aggregate Subordinated Servicing Fees to Date (i-ii)                                           $ 1,920,528.36

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                        $   147,766.64
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                                    0.00




CREDIT SUISSE FIRST BOSTON                                                                 Exhibit 20          Page 3
                                  Key Bank USA, N.A. Automotive Specialty Finance

                             MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                         April 1, 1999 through April 30, 1999

III. PAYAHEAD ACCOUNT INFORMATION
---------------------------------

(A) Beginning Period Balance (B(Q))                                                                     $    159,490.73
(B) Amounts Applied to Payahead Account (C(B))                                                                 2,051.74
(C) Amounts Withdrawn from Payahead Account (C(C))                                                                 0.00
                                                                                                        ---------------
(D) Ending Period Balance                                                                               $    161,542.47

IV. POOL BALANCES AND PORTFOLIO INFORMATION
-------------------------------------------
                                                                              Begin. of Period          End of Period
                                                                              ----------------          -------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                                 $ 49,554,688.19           $ 47,091,910.88
    (ii)   Total Pool Factor                                                        0.4504788                 0.4280908
    (iii)  Receivables Balance                                                  49,554,688.19             47,091,910.88
    (iv)   Prefunding Account Balance                                                    0.00                      0.00
    (v)    Class A Note Balance                                               $ 32,853,760.00           $ 31,203,679.91
    (vi)   Class A Principal Factor                                                 0.4457588                 0.4233706
    (vii)  Class B Note Balance                                               $  8,335,689.34           $  7,917,029.34
    (viii) Class B Principal Factor                                                 0.4457588                 0.4233706
    (ix)   Class C Note Balance                                               $  4,903,346.67           $  4,657,076.08
    (viii) Class C Principal Factor                                                 0.4457588                 0.4233706
    (ix)   Class D Certificate Balance                                        $  3,461,892.19           $  3,314,125.55

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                 19.85%                    19.83%
    (ii)  Weighted Average Remaining Maturity (WAM)                                     36.27 months              35.35 months
    (iii) Remaining Number of Contracts                                                 5,430                     5,269



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")
-------------------------------------------


(A) Beginning RA Balance (B(H))                                                                         $  5,500,223.98

(B) Draw for Servicing Fee (II(I))                                                                                 0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                    0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                    0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                    0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                    0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                     0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                     0.00

(I) Overcollateralization Amount                                                                        $ 15,888,230.97
(J) Maximum Specified Reserve Balance                                                                      5,303,128.93
(K) Specified Reserve Account Balance                                                                      5,303,128.93

(L) Amount Available for Deposit to the RA                                                                   260,138.59
                                                                                                        ---------------

(M) RA Balance Prior to Release                                                                         $  5,760,362.57
(N) Specified Reserve Account Balance                                                                      5,303,128.93
(O) Reserve Account Release                                                                                  457,233.65

(P) Ending Reserve Account Balance                                                                      $  5,303,128.93


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
---------------------------------------------


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                         $    283,230.76
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                     $    770,773.47
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                            303,347.27
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                            184,195.44
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                    13,868,589.75

(D) Delinquent and Repossessed Contracts
                                                                                    Contracts                    Amount
                                                                                    ---------                    ------

    (i)   30-59 Days Delinquent (C(G)i)                                                    98     1.86% $    972,318.17       2.06%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                    0     0.00%            0.00       0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                              0     0.00%            0.00       0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                               50     0.95%      479,768.03       1.02%


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



CREDIT SUISSE FIRST BOSTON                                                                           Exhibit 20        Page 4
                                             Key Bank USA, N.A. Automotive Specialty Finance

                                         MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                                     April 1, 1999 through April 30, 1999


          VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE
          --------------------------------------------------


          (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                8.46%
              (ii)  Preceeding Collection Period                                                                       6.69%
              (iii) Current Collection Period                                                                          6.86%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                7.34%

          (B) Ratio of Balance of Contracts Delinquent 60 Days or More and Balance of Financed Vehicles Repossessed
               but not Charged off to the Outstanding Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                1.67%
              (ii)  Preceeding Collection Period                                                                       1.50%
              (iii) Current Collection Period                                                                          1.02%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                1.39%

          (C) Cumulative Net Loss Ratio                                                                               12.61%

          (D) Loss and Delinquency Trigger Indicator                                                    Trigger Was Not Hit


          VIII. RECONCILIATION OF COLLECTION ACCOUNT
          ------------------------------------------


          (A) Collection Account Beginning Balance (I(H))                                                      2,962,488.07
          (B) Servicing Fee Paid (II(H))                                                                         144,534.51
          (C) Class A Interest Paid (II(M(vi)))                                                                  169,744.43
          (D) Class B Interest Paid (II(N(vi)))                                                                   44,457.01
          (E) Class C Interest Paid (II(O(vi)))                                                                   28,602.86
          (F) Class A Principal Paid (II(M(ix)))                                                               1,650,080.09
          (G) Class B Principal Paid (II(N(ix)))                                                                 418,660.00
          (H) Class C Principal Paid (II(O(ix)))                                                                 246,270.59
          (I) Reserve Account Deposit                                                                                  0.00
          (J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                            457,233.65
          (K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                                0.00
          (L) Releases to Seller                                                                                       0.00




                                                AFG Receivables Trust 1997-B                         Exhibit 20    Page 5
                                  Monthly Statement to Noteholders and Certificateholders
                                                Servicer: Key Bank USA, N.A.
                                            Sub Servicer: AutoFinance Group, Inc.
                                          Indenture Trustee: Bankers Trust Company
                                         Owner Trustee: Chase Manhattan Bank Delaware

Collection Period: April 1, 1999 through April 30, 1999
Distribution Date: 05/17/99
Month:             20

Statement for Class A, Class B and Class C Noteholders and Certificateholders Pursuant                     Per $1,000 of Outstanding
to Section 5.6 of the Sale and Servicing Agreement                                                          Class A/Class B/Class C
                                                                                                               Certificate Amount
                                                                                                             -----------------------
(i)  Principal Distribution
          Class A Note  Amount                                                                 1,650,080.09              50.2249998
          Class B Note  Amount                                                                   418,660.00              50.2249999
          Class C Note  Amount                                                                   246,270.59              50.2249999
          Certificates  Amount                                                                   147,766.64              42.6837783


(ii)  Interest Distribution
          Class A Note  Amount                                                                   169,744.43               5.1666668
          Class B Note  Amount                                                                    44,457.01               5.3333334
          Class C Note  Amount                                                                    28,602.86               5.8333342



(iii) Total Pool Balance of Notes and Certificates (end of Collection Period)                 47,091,910.88


(iv)  Class A Notes Balance (end of Collection Period)                                        31,203,679.91
      Class A Pool Factor (end of Collection Period)                                              0.4233706
      Class B Notes Balance (end of Collection Period)                                         7,917,029.34
      Class B Pool Factor (end of Collection Period)                                              0.4233706
      Class C Notes Balance (end of Collection Period)                                         4,657,076.08
      Class C Pool Factor (end of Collection Period)                                              0.4233706
      Certificates Balance (end of Collection Period)                                          3,314,125.55



(v)   Basic Servicing Fee                                                                        144,534.51             2.9166667


(vi)  Aggregate Net Losses                                                                       283,230.76


(vii) Reserve Account Balance after Giving Effect to Payments
      Made on Distribution Date                                                                5,303,128.93
      Specified Reserve Account Balance after Giving Effect to Payments
      Made on Distribution Date                                                                5,303,128.93
      Draws on Reserve Account                                                                         0.00
      Deposits to Reserve Account                                                                260,138.59


(viii)Class A Notes Interest Carryover Shortfall                                                       0.00             0.0000000
      Class B Notes Interest Carryover Shortfall                                                       0.00             0.0000000
      Class C Notes Interest Carryover Shortfall                                                       0.00             0.0000000
      Class A Notes Principal Carryover Shortfall                                                      0.00             0.0000000
      Class B Notes Principal Carryover Shortfall                                                      0.00             0.0000000
      Class C Notes Principal Carryover Shortfall                                                      0.00             0.0000000


(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
      or purchased by Servicer                                                                         0.00


(x)   Delinquent Contracts
                                                                                                 Number             Balance
                                                                                         ------------------------------------------
           30-59 Days                                                                                    98            972,318.17
           60-89 Days                                                                                     0                  0.00
           90 Days or More                                                                                0                  0.00
